                                                                   EXHIBIT 23.10

                             Accountants' Consent

The Board of Directors
Aliant Communications Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference of our Firm under the heading "Experts" in the proxy statement contained in the registration statement filed on Form S-4 by ALLTEL Corporation.

                                        KPMG Peat Marwick LLP

Lincoln, Nebraska
March 24, 1999